Sale of Investment Properties (Tables) (Predecessor) (Predecessor)	12 Months Ended
Dec. 31, 2012
Predecessor
Sale of investment properties
Summary of the cash proceeds received from the sale of the investment properties

	Georgia-13	Georgia-22
Total consideration received from seller	$9,343,914	$5,400,000
Payment of closing cost	393,249	250,127
Payment of outstanding mortgage balance	6,275,275	3,566,904
Payment of unpaid mortgage interest	22,329	21,496

Cash due to seller	$2,653,061	$1,561,473